Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Amendment No. 2 to Credit Agreement dated as of December 9, 2013 (this “Second Amendment”) among ALTISOURCE SOLUTIONS S.À R.L., a private limited liability company (société à responsabilité limitée) organized and established under the laws of the Grand Duchy of Luxembourg, having its registered office at 291, route d’Arlon, L-1150 Luxembourg, Grand Duchy of Luxembourg, having a share capital of USD 21,463,001 and registered with the Luxembourg Trade and Companies register under number B 147268 (the “Borrower”), ALTISOURCE PORTFOLIO SOLUTIONS S.A., a public limited liability company (société anonyme) organized and established under the laws of the Grand Duchy of Luxembourg, having its registered office at 291, route d’Arlon, L-1150 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies register under number B 72391 (“Holdings”), BANK OF AMERICA, N.A., as Administrative Agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”), the Administrative Agent for and on behalf of the Lenders who are consenting to the Specified Amendments referred to below (the “Consenting Lenders”) and the Lenders party hereto as “Rollover Lenders” (collectively, the “Rollover Lenders”), and each Person listed on the signature pages hereto as an Additional Refinancing Lender (collectively, the “Additional Refinancing Lenders” and, together with the Rollover Lenders, the “Refinancing Lenders”).

The Borrower, Holdings, the lenders from time to time party thereto and the Administrative Agent are parties to a Credit Agreement dated as of November 27, 2012 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, including by that certain Amendment No. 1 to Credit Agreement, dated as of May 7, 2013, the “Credit Agreement”).  Pursuant to Section 2.14(a) of the Credit Agreement, the Borrower has requested Refinancing Debt to refinance in full the Term Loans (as defined under the Credit Agreement prior to giving effect to this Second Amendment) outstanding under the Credit Agreement.  In accordance with Section 2.14(a) of the Credit Agreement, the Refinancing Lenders have elected to provide the Refinancing Debt on the terms and conditions set forth herein.  In addition, the Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement to permit the Borrower to, among other things, establish a Permitted Revolving Credit Facility (as defined in the Credit Agreement after giving effect to this Second Amendment) in an aggregate amount of up to $100,000,000, and each of the Consenting Lenders have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as herein provided.  Accordingly, the parties hereto hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01  Definitions.  All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, as amended by and after giving effect to this Second Amendment (the “Amended Credit Agreement”).

ARTICLE II
AMENDMENTS TO THE CREDIT AGREEMENT
TO EFFECTUATE THE REFINANCING DEBT

Section 2.01  Amendments.  The Credit Agreement is hereby amended as follows:

(a)                     Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

“First Amendment Engagement Letter” means that certain Engagement Letter dated as of April 25, 2013 by and among the Borrower and the Lead Arrangers.

“Original Term Facility” means, immediately prior to the effectiveness of the Second Amendment, the aggregate principal amount of the Original Term Loans outstanding at such time.

“Original Term Lender” means, immediately prior to the effectiveness of the Second Amendment, any Lender that holds Original Term Loans at such time.

“Original Term Loan” means any loan made by any Original Term Lender under the Original Term Facility.

“Rollover Lender” means each Lender party to the Credit Agreement immediately prior to the Second Amendment Effective Date which elects to exchange outstanding Original Term Loans for Term Loans under and in accordance with the Second Agreement.

“Second Amendment” means that certain Amendment No. 2 to Credit Agreement dated as of December 9, 2013 among the Borrower, Holdings, the Administrative Agent, the Administrative Agent for and on behalf of the Consenting Lenders (as defined therein) and the Rollover Lenders, and the Additional Refinancing Lenders (as defined therein) party thereto.

“Second Amendment Effective Date” means the date on which the conditions specified in Sections 4.01 and/or 4.02 of the Second Amendment and Section 4.03 of the Second Amendment are in each case satisfied (or waived).

“Second Amendment Engagement Letter” means that certain Engagement Letter dated as of December 9, 2013 by and among the Borrower and the Lead Arrangers.

(b)                     The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Applicable Margin” means, in respect of the Term B Facility, 2.50% per annum for Base Rate Loans and 3.50% per annum for Eurodollar Rate Loans.

(c)                      The definition of “Lender” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Lender” means each financial institution listed on Schedule 2.01 (other than any such person that ceased to be a party hereto pursuant to an Assignment and Acceptance in accordance with Section 10.06), as well as any Person that becomes a “Lender” hereunder pursuant to Section 10.06, 2.12 or 2.14, including, for the avoidance of doubt, the Refinancing Lenders under and as defined in the Second Amendment.

(d)                     The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Loan Documents” means this Agreement, each Guaranty, each Security Document, each Note (if any), the First Amendment, the Second Amendment, the Administrative Agent Fee Letter, the Engagement Letter, the First Amendment Engagement Letter, the Second Amendment Engagement Letter and all agreements, instruments or documents in connection therewith.

(e)                      The definition of “Refinancing Amendment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Refinancing Amendment” means an amendment to this Agreement, in form and substance reasonably satisfactory to the Administrative Agent, among the Borrower, the Administrative Agent and the Lenders providing Refinancing Debt, effecting the incurrence of such Refinancing Debt in accordance with Section 2.14, including the Second Amendment.

(f)                       The definition of “Term B Loan Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Term B Loan Commitment” means with respect to each Lender, the commitment of such Lender to make (i) Term B Loans on the Second Amendment Effective Date as set forth in Section 2.01(i) and (ii) any Incremental Term Loans in the form of Term B Loans as set forth in Section 2.01(ii).  The initial amount of each Lender’s Term B Loan Commitment on the Second Amendment Effective Date is (x) set forth in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Term B Loan Commitment or (y) the amount otherwise notified to such Lender by the Administrative Agent prior to the Second Amendment Effective Date, as applicable.  The aggregate amount of Term B Loan Commitments on the Second Amendment Effective Date is $397,497,493.74.

(g)                      Section 2.01(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i)                                     (A) each Lender having a Term B Loan Commitment on the Effective Date made a Term B Loan to the Borrower on the Effective Date in a principal amount equal to its Term B Loan Commitment on the Effective Date, which amount of Original Term Loans advanced to the Borrower on the Effective Date was equal to $200,000,000, (B) each Lender having a First Amendment Incremental Term Loan Commitment on the First Amendment Effective Date made a First Amendment Incremental Term Loan to the Borrower on the First Amendment Effective Date in a principal amount equal to its First Amendment Incremental Term Loan Commitment on the First Amendment Effective Date, which amount of Original Term Loans advanced to the Borrower on the First Amendment Effective Date was equal to $200,000,000 and (C) each Lender having a Term B Loan Commitment on the Second Amendment Effective Date agrees to make Term B Loans to the Borrower on the Second Amendment Effective Date in a principal amount not to exceed its Term B Loan Commitment and after the funding of the Term B Loans on the Second Amendment Effective Date, the Term B Loan Commitment of each Lender shall terminate, provided that the obligation of each Lender which is a Rollover Lender to make such Term B Loans shall be deemed satisfied by the execution and delivery to the Administrative Agent of a duly completed signature page to the Second Amendment (and the Term Loans of such Rollover Lender shall be deemed made on the Second Amendment Effective Date); and

(h)                     Section 2.07(a)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i)                                     the Borrower shall repay Term B Borrowings to the Administrative Agent for the ratable accounts of the Lenders on the last Business Day of March, June, September and December, commencing with December 31, 2013, and prior to the Term B Facility Maturity Date (each such date, a “Scheduled Repayment Date”) in the aggregate principal amount (a “Scheduled Repayment”) equal to $993,750;

(i)                         Section 2.08(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(ii)                                  Notwithstanding anything herein to the contrary, in the event that on or prior to the date that is six months following the Second Amendment Effective Date, the Borrower (x) makes any prepayment of Term Loans with the proceeds of any Repricing Transaction described under clause (i) of the definition of Repricing Transaction, or (y) effects any amendment of this Agreement resulting in a Repricing Transaction under clause (ii) of the definition of Repricing Transaction, the Borrower shall on the date of such prepayment or amendment, as applicable, pay to each Lender (I) in the case of such clause (x), 1.00% of the principal amount of the Term Loans so prepaid and (II) in the case of such clause (y), 1.00% of the aggregate amount of the Term Loans affected by such Repricing Transaction and outstanding on the effective date of such amendment.

(j)                        Section 2.10(a) and (b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a)                                 The Loans comprising each Base Rate Borrowing shall bear interest at a rate per annum equal to the sum of (i) the greater of (x) the Base Rate and (y) 2.00% plus (ii) the Applicable Margin.

(b)                                 The Loans comprising each Eurodollar Rate Borrowing shall bear interest for each Interest Period applicable thereto at a rate per annum equal to the sum of (i) the greater of (x) the Adjusted Eurodollar Rate for such Interest Period and (y) 1.00% plus (ii) the Applicable Margin.

(k)                     Section 2.14 of the Credit Agreement is hereby amended by adding a new clause (f) at the end thereof to read as follows:

(f)                                   All Term Loans made on the Second Amendment Effective Date (or deemed made by the exchange by Rollover Lenders of Original Term Loans on the Second Amendment Effective Date for Term Loans) constitute Refinancing Debt and the Second Amendment constitutes a Refinancing Amendment.

(l)                         Section 6.12 of the Credit Agreement is hereby amended by (i) deleting the words “Borrowing Date” in the first sentence thereof and inserting the words “Effective Date” in lieu thereof and (ii) adding the following sentence at the end thereof:

Use the proceeds of the Term B Loans funded on the Second Amendment Effective Date to repay in full the outstanding principal amount of the Original Term Loans on the Second Amendment Effective Date.

ARTICLE III
AMENDMENTS TO THE CREDIT AGREEMENT
TO PERMIT THE SPECIFIED AMENDMENTS

Section 3.01  Amendments.  The Credit Agreement is hereby amended as follows (collectively, the “Specified Amendments”):

(a)                     The cover page of the Credit Agreement is hereby amended by deleting the words “and CITIGROUP GLOBAL MARKETS INC.” in each instance where it appears and inserting the words “CITIGROUP GLOBAL MARKETS INC. and J.P. MORGAN SECURITIES LLC” in lieu thereof.

(b)                     The Credit Agreement is hereby amended by (i) inserting the words “for which the financial statements required by Section 6.01(a) or (b), as the case may be, have been (or were required to be) delivered” immediately following the words “as of the last day of the Fiscal Quarter most recently ended” or “as of the last day of the most recently ended Fiscal Quarter” in each instance where they appear and (ii) deleting the words “for which financial statements are available” at the end of Section 7.01(m) thereof.

(c)                      Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder (determined after giving effect to any and all guarantees of such Loan Party’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Loan Party, or a grant by such Loan Party of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition.

“Permitted Revolving Credit Commitment” means a commitment to make revolving credit loans to the Borrower from time to time pursuant to a Permitted Revolving Credit Facility.

“Permitted Revolving Credit Facility” means a revolving credit facility established pursuant to Permitted Revolving Credit Facility Documentation or a

Permitted Revolving Credit Facility Amendment (as elected by the Borrower) in an aggregate principal amount not to exceed $100,000,000.  Notwithstanding the foregoing no revolving credit facility shall constitute a Permitted Revolving Credit Facility unless at the time of the establishment thereof, the Senior Secured Leverage Ratio (as established pursuant to a certificate of an Authorized Officer of the Borrower showing the Senior Secured Leverage Ratio determined in accordance with Section 7.07 as of the last day of the Fiscal Quarter most recently ended immediately prior to and after giving effect to the establishment of such Permitted Revolving Credit Facility and assuming that such Permitted Revolving Credit Facility is fully funded) is equal to or less than 3.00 to 1.00.

“Permitted Revolving Credit Facility Agent” means any administrative agent or collateral agent under any Permitted Revolving Credit Facility, which, for the avoidance of doubt, may, but need not be, the Administrative Agent and/or the Collateral Agent.

“Permitted Revolving Credit Facility Amendment” means an amendment to this Agreement, in form and substance reasonably satisfactory to the Administrative Agent, among the Borrower, the Administrative Agent and one or more Permitted Revolving Credit Lenders, pursuant to which the Borrower may establish a Permitted Revolving Credit Facility.  Without limiting the generality of the foregoing, it is acknowledged and agreed that any Permitted Revolving Credit Facility may have more restrictive terms (such as financial maintenance covenants) than those applicable to the Term Loans and may bear fees and interest rates as may be agreed upon by the Borrower, the Permitted Credit Facility Agent(s) and the Permitted Revolving Credit Lender(s).

“Permitted Revolving Credit Facility Documentation” means a revolving credit agreement, security documents and other loan documents, each in form and substance reasonably satisfactory to the Administrative Agent, among the Borrower, a Permitted Revolving Credit Facility Agent and one or more Permitted Revolving Lenders, pursuant to which the Borrower may establish a Permitted Revolving Credit Facility.  Without limiting the generality of the foregoing, it is acknowledged and agreed that any Permitted Revolving Credit Facility may have more restrictive terms (such as financial maintenance covenants) than those applicable to the Term Loans and may bear fees and interest rates as may be agreed upon by the Borrower, the Permitted Credit Facility Agent(s) and the Permitted Revolving Credit Lender(s).

“Permitted Revolving Credit Lender” means, at any time, any lender that has a Permitted Revolving Credit Commitment as such time.

“Permitted Revolving Credit Liens” means Liens on the assets of Holdings and the Restricted Subsidiaries securing a Permitted Revolving Credit Facility, which are (i) either pari passu with or junior to the Liens securing the Obligations and do not extend to any property or assets of Holdings and its Subsidiaries other than the Collateral and (ii) if such Permitted Revolving Credit Facility is established pursuant to Permitted Revolving Credit Facility Documentation rather than a Permitted Revolving Credit Facility Amendment, (A) granted to the Permitted Revolving Credit Facility Agent for the benefit of the Permitted Revolving Credit Facility Lenders under security documents substantially identical to the Security Documents and (B) subject to a customary intercreditor or collateral sharing or subordination arrangement in form and substance reasonably satisfactory to the Administrative Agent that is entered into between the Collateral Agent (as collateral agent for the Secured Parties) and the Permitted Revolving Credit Facility Agent and that provides for lien sharing and the pari passu or junior treatment of the Permitted Revolving Credit Facility Liens with the Liens securing the Obligations.

“Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

(d)                     Clause (j) of the definition of “Consolidated Adjusted EBITDA” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(j) costs, fees and expenses incurred in connection with the Spinoff, the Transactions, the First Amendment (including without limitation the incurrence of First Amendment Incremental Term Loans on the First Amendment Effective Date and the use of proceeds thereof and the payment of fees and expenses in connection therewith), the Second Amendment (including without limitation the incurrence of Refinancing Debt on the Second Amendment Effective Date and the use of proceeds thereof and the payment of fees and expenses in connection therewith), the incurrence of a Permitted Revolving Credit Facility, Permitted Acquisitions and Permitted Spin-Offs,

(e)                      The definition of “Co-Syndication Agents” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Co-Syndication Agents” means (i) Barclays Bank PLC or its designated affiliate, Citigroup Global Markets Inc. or its designated affiliate and, in each case, any respective successors thereto and (ii) at any time on or after the Second Amendment Effective Date, J.P. Morgan Securities LLC or its designated affiliate and any successor thereto.

(f)                       The definition of “Hedge Bank” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Hedge Bank” means each Lender, each Permitted Revolving Credit Facility Lender, each Agent, each Permitted Revolving Credit Facility Agent and each of their respective Affiliates counterparty to a Hedge Agreement (including any Person who is an Agent or a Lender (and any Affiliate thereof) as of the initial Borrowing Date but subsequently, whether before or after entering into a Hedge Agreement, ceases to be an Agent or a Lender, as the case may be) that has affirmatively elected, by written notice to the Administrative Agent and to the Borrower, to treat such Hedge Agreement as a Hedge Agreement hereunder.

(g)                      The definition of “Lead Arranger” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Lead Arranger” means (i) Bank of America, N.A. or its designated affiliate, Barclays Bank PLC or its designated affiliate, Citigroup Global Markets Inc. or its designated affiliate and, in each case, any respective successors thereto and (ii) at any time on or after the Second Amendment Effective Date, J.P. Morgan Securities LLC or its designated affiliate and any successor thereto.

(h)                     The definition of “Obligations” in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “, in each case other than any Excluded Swap Obligations” at the end thereof.

(i)                         The definition of “Permitted Fiji Transaction” in Section 1.01 of the Credit Agreement is hereby deleted and replaced with the following definition of “Permitted Equator Transaction”:

“Permitted Equator Transaction” means a potential transaction or series of transactions by the Borrower or a Restricted Subsidiary relating to the acquisition (of stock, assets or a combination thereof) of, or combination with, a Person engaged in business line(s) similar to certain Core Business Activities which, as of the First Amendment Effective Date, is anticipated to be consummated prior to December 31, 2013; provided that (i) the initial cash purchase price payable by the Borrower or any Restricted Subsidiary shall not exceed $70,000,000; (ii) the earn-out obligations incurred by the Borrower or any Restricted Subsidiary shall not exceed $80,000,000; (iii) any Acquired Entity in the Permitted Equator Transaction shall become a Subsidiary Guarantor pursuant to, and as required by, Section 6.09; and (iv) any property or assets acquired in connection with the Permitted Equator Transaction shall be acquired by a Loan Party.

(j)                        The definition of “Term B Facility Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Term B Facility Maturity Date” means the seventh anniversary of the Second Amendment Effective Date.

(k)                     Section 2.08(b)(iv) of the Credit Agreement is hereby amended by (i) deleting the number “3.25” and inserting the number “3.50” in lieu thereof and (ii) deleting the number “2.50” in each instance where it appears and inserting the number “2.75” in lieu thereof.

(l)                         Section 2.14(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d)                                 Each class of Refinancing Debt incurred under this Section 2.14 shall be in an aggregate principal amount that is (i) (x) not less than $50,000,000 and (y) an integral multiple of $10,000,000 in excess thereof or (ii) equal to the entire remaining principal amount of the Loans then outstanding.

(m)                 Section 6.12 of the Credit Agreement is hereby amended by deleting the words “Permitted Fiji Transaction” in the second sentence thereof and inserting the words “Permitted Equator Transaction” in lieu thereof.

(n)                     Section 7.01 of the Credit Agreement is hereby amended by deleting “and” at the end of clause (o), adding “; and” at the end of clause (p) and adding a new clause (q) immediately after clause (p) therein to read as follows:

(q)                                 Indebtedness incurred pursuant to a Permitted Revolving Credit Facility.

(o)                     Section 7.02 of the Credit Agreement is hereby amended by (i) replacing the phrase “each of (a) – (v), a ‘Permitted Lien’” in the last paragraph thereof with “each of (a) – (w), a

‘Permitted Lien’” and (ii) deleting “and” at the end of clause (u), adding “; and” at the end of clause (v) and adding a new clause (w) immediately after clause (v) therein to read as follows:

(w)                               Permitted Revolving Credit Liens.

(p)                     Section 7.04(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(g)                                  (i) Restricted Junior Payments made under this clause (g) prior to the Second Amendment Effective Date, the proceeds of which were used by Holdings to consummate all or any portion of the Permitted Share Buyback and (ii) the Borrower may, from time to time on or after the Second Amendment Effective Date, make payments to Holdings in an aggregate amount for all such Restricted Junior Payments made under this clause (g)(ii) on or after the Second Amendment Effective Date not to exceed $35,000,000, and Holdings may accept such payments and use such proceeds from time to time to consummate all or any portion of the Permitted Share Buyback.

(q)                     Section 7.06(j) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(j)                                    (i) Investments by the Borrower and the Restricted Subsidiaries (including Investments made in connection with the Permitted Spin-Offs) under this clause (j) prior to the Second Amendment Effective Date and (ii) other Investments by the Borrower and the Restricted Subsidiaries (including Investments made in connection with the Permitted Spin-Offs) on or after the Second Amendment Effective Date in an aggregate amount, for all such Investments made under this clause (j)(ii), not to exceed the greater of (x) $25,000,000 and (y) 18.0% of Consolidated Adjusted EBITDA for the four Fiscal Quarter period ending as of the last day of the most recently ended Fiscal Quarter;

(r)                        Section 8.02 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

Notwithstanding anything herein to the contrary, Excluded Swap Obligations with respect to any Loan Party shall not be paid with amounts received from such Loan Party or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section 8.02.

(s)                       Section 10.01 of the Credit Agreement is hereby amended by amending and restating the third-to-last paragraph in its entirety to read as follows:

Notwithstanding any provision herein to the contrary, this Agreement may be amended with the written consent of the Required Lenders, the Administrative Agent and the Borrower (provided, for the avoidance of doubt, that such consent of the Required Lenders shall not be required for amendments effected through Permitted Revolving Credit Facility Amendments, Incremental Assumption Agreements pursuant to Section 2.12 and Refinancing Amendments pursuant to Section 2.14) (i) to add one or more additional term loan facilities (or, in the case of any Permitted Revolving Credit Facility Amendment, a Permitted Revolving Credit Facility) to this Agreement, subject to the limitations in Sections 2.12 (in the case of any Incremental Assumption Agreement) and 2.14 (in the case of any Refinancing Amendment), and to permit the extensions of credit and all related obligations and liabilities arising in connection therewith from time to time outstanding to share ratably (or on a basis subordinated to the existing facilities hereunder) in the benefits of this Agreement and the other Loan Documents with the obligations and liabilities from time to time outstanding in respect of the existing facilities hereunder, and (ii) in connection with the foregoing, to permit, as deemed appropriate by the Administrative Agent and approved by the Required Lenders, the Lenders providing such additional credit facilities to participate in any required vote or action required to be approved by the Required Lenders or by any other number, percentage or class of Lenders hereunder.

(t)                        The form of Compliance Certificate attached as Exhibit C to the Credit Agreement is amended and restated in its entirety and replaced with the Compliance Certificate attached hereto as Exhibit A hereto.

ARTICLE IV
CONDITIONS TO EFFECTIVENESS

Section 4.01  Conditions to Effectiveness of the Amendments set forth in Article II.  The amendments to the Credit Agreement contained in Article II hereof and the funding of the Refinancing Debt are subject to:

(a)                     receipt by the Administrative Agent of counterparts of (i) this Second Amendment duly executed by the Borrower, Holdings, the Administrative Agent, the Administrative Agent for and on behalf of the Consenting Lenders and the Rollover Lenders, and the Additional Refinancing Lenders party hereto and (ii) the amendments to the Luxembourg Security Agreements duly executed by the Luxembourg Parties party thereto and the Collateral Agent, in form and substance reasonably satisfactory to the Administrative Agent;

(b)                     receipt by the Administrative Agent of a Borrowing Request at least 1 Business Day prior to the Second Amendment Effective Date;

(c)                      all notices required by Section 2.14(b) of the Credit Agreement shall have been delivered;

(d)                     a certificate signed by an Authorized Officer of the Borrower certifying that the Refinancing Debt has been made on the terms and conditions provided for in the Credit Agreement; and

(e)                      satisfaction of the conditions (or waiver) set forth in Section 4.03 hereof.

Section 4.02  Conditions to Effectiveness of the Specified Amendments.  The Specified Amendments are subject to:

(a)                     receipt by the Administrative Agent of consents to the Specified Amendments by the requisite percentage of the Lenders; and

(b)                     satisfaction (or waiver) of the conditions set forth in Section 4.03 hereof.

Section 4.03  Other Conditions to Effectiveness of this Second Amendment.

(a)                     Acknowledgement.  The Administrative Agent shall have received counterparts of an Acknowledgement and Agreement, substantially in the form of Exhibit B hereto, duly executed by each of the Persons (other than the Borrower and Holdings) who are or are required by the Loan Documents to be Loan Parties.

(b)                     Payment of Interest.  The Borrower shall have paid to the Administrative Agent, for the ratable benefit of the Original Term Lenders (as defined in the Amended Credit Agreement) (i) all accrued and unpaid interest in respect of the Original Term Loans to (but excluding) the Second Amendment Effective Date and (ii) fees, if any, required to be paid pursuant to Section 3.05 of the Amended Credit Agreement.

(c)                      Payment of Fees.  All costs, fees and expenses due to the Administrative Agent and its affiliates, the Lead Arrangers and the Lenders (including (i) fees set forth in the Second Amendment Engagement Letter (as defined in the Amended Credit Agreement) and (ii) a fee to the Administrative Agent for the ratable accounts of the Refinancing Lenders equal to 0.125% of the aggregate amount of Term B Loan Commitments on the Second Amendment Effective Date) shall have been paid; provided that any fees may be paid by being netted out of the proceeds of Refinancing Debt.

(d)                     Deliverables.  The Administrative Agent’s receipt of the following, each of which shall be originals or pursuant to electronic transmission (followed promptly by originals) unless otherwise specified, each properly executed by an Authorized Officer of the signing Loan Party, each dated the Second Amendment Effective Date (or, in the case of certificates of governmental officials, a recent date before the Second Amendment Effective Date) and each in form and substance reasonably satisfactory to the Administrative Agent:

(i)                                     if requested by any Refinancing Lender, a Note executed by the Borrower in favor of such Refinancing Lender evidencing the Refinancing Debt of such Refinancing Lender;

(ii)                                  a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of each applicable jurisdiction) of each Loan Party in the domestic jurisdiction of such Loan Party as of a recent date and, with respect to each Luxembourg Party, a negative certificate issued by the Luxembourg Register of Commerce and Companies;

(iii)                               a certificate of the Secretary or Assistant Secretary or similar officer or a manager of each Loan Party dated the Second Amendment Effective Date and certifying:

(A)                               that either (1) attached thereto is a true, correct and complete copy of the certificate or articles of incorporation, certificate of formation or articles of association (to the extent such concept or a similar concept exists under the laws of each applicable jurisdiction), including all amendments thereto, of such Loan Party or (2) such Loan Party’s certificate or articles of incorporation, certificate of formation or articles of association (to the extent such concept or a similar concept exists under the laws of each applicable jurisdiction), which was previously delivered to the Administrative Agent continues to be in full force and effect and has not been rescinded, amended, repealed or otherwise modified since such delivery date;

(B)                               that attached thereto, with respect to each Luxembourg Party, is a true, correct and complete copy of an excerpt issued by the Luxembourg Trade and Companies Register;

(C)                               that either (1) attached thereto is a true, correct and complete copy of the by-laws (or limited liability company agreement or other equivalent governing documents) of such Loan Party which were at the time of adoption of the resolutions described in (C) below and are on and as of the Second Amendment Effective Date in full force and effect or (2) such Loan Party’s by-laws (or limited liability company agreement or other equivalent governing documents) which were previously delivered to the Administrative Agent continues to be in full force and effect and has not been rescinded, amended, repealed or otherwise modified since such delivery date;

(D)                               that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or managers (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of the Second Amendment Documents (as defined in Section 5.01) to which such Loan Party is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Second Amendment Effective Date;

(E)                                that the certificate or articles of incorporation, certificate of formation or articles of association of such Loan Party described in (A) above has not been amended since the date of the last amendment thereto disclosed pursuant to (A) above; and

(F)                                 as to the incumbency and specimen signature of each officer, manager, or other representative executing any Second Amendment Document or any other document delivered in connection herewith on behalf of such Loan Party;

(iv)                              (i) a certificate of another officer or manager as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer or manager executing the certificate pursuant to clause (iii) above (which may, for the avoidance of doubt, be included as a part of such certificate delivered pursuant to clause (iii) above) or (ii) or a certification from an Authorized Officer of such Loan Party that the Secretary or Assistant Secretary or similar officer listed on the incumbency certificate delivered as a part of the Secretary’s Certificate of such Loan Party previously delivered to the Administrative Agent prior to the Second Amendment Effective Date are and continue to be authorized to act on behalf of such Loan Party in connection with the Second Amendment and the other Loan Documents to which such Loan Party is a party;

(v)                                 a favorable written opinion of (i) Hunton & Williams LLP, special counsel to the Loan Parties, (ii) Kevin J. Wilcox, general counsel to Holdings, (iii) Nauta Dutilh, special Luxembourg counsel to Holdings and the Borrower and (iv) Arendt, special Luxembourg counsel to the Administrative Agent, in each case (A) dated the Second Amendment Effective Date, (B) addressed to the Administrative Agent and the Refinancing Term Lenders and (C) in form and substance reasonably satisfactory to the Administrative Agent and covering such matters as the Administrative Agent shall reasonably request;

(vi)                              a certificate signed by an Authorized Officer of the Borrower certifying that the conditions precedent set forth in Section 5.01(b) and (c) of the Credit Agreement have been satisfied both immediately before and after giving effect to this Second Amendment and the incurrence of the Refinancing Debt; and

(vii)                           a certificate signed by the chief financial officer of the Borrower attesting to and demonstrating that each of the Borrower, individually, and the Loan Parties, taken as a whole, was Solvent and would be Solvent immediately before and after giving effect to the incurrence of the Refinancing Debt.

(e)                      Second Amendment Effective Date.  The Second Amendment Effective Date shall have occurred on or prior to December 9, 2013.

(f)                       Representations and Warranties.  The representations and warranties set forth in Section 5.01 of this Second Amendment and any other the Loan Document shall be true and correct in all material respects as of such date, as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

Section 4.04  Effects of this Second Amendment.

(a)                     On the Second Amendment Effective Date, the Credit Agreement will be automatically amended to reflect the amendments thereto provided for in this Second Amendment.  The rights and obligations of the parties hereto shall be governed (i) prior to the Second Amendment Effective Date, by the Credit Agreement and (ii) on and after the Second Amendment Effective Date, by the Amended Credit Agreement.  Once the Second Amendment Effective Date has occurred, each reference in the Credit agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and all references to the Credit Agreement in any document, instrument, agreement, or writing shall be deemed to refer to the Amended Credit Agreement.

(b)                     Other than as specifically provided herein, this Second Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document, nor shall the entering into of this Second Amendment preclude the Administrative Agent and/or any Lender from refusing to enter into any further waivers or amendments with respect thereto.  This Second Amendment is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of the Administrative Agent or any Lender except as expressly stated herein, and no Lender shall have any obligation to extend credit to the Borrower other than pursuant to the strict terms of the Credit Agreement and the other Loan Documents, as amended or supplemented to date (including by means of this Second Amendment).

(c)                      For the purpose of Luxembourg law (including article 1278 of the Luxembourg Civil Code), the provisions of any Security Document governed by Luxembourg law and the first ranking security interests created thereunder shall continue in full force and effect and shall be preserved for the benefit of the Collateral Agent.  The first ranking security interests created under any Security Document governed by Luxembourg law shall secure the Obligations, as resulting from the Loan Documents and the Credit Agreement (as amended, supplemented, restated, extended or novated (in each case, however fundamentally and of whatsoever nature) from time to time in the past or in the future).

ARTICLE V
REPRESENTATIONS AND WARRANTIES

Section 5.01  Representations and Warranties of the Borrower.  In order to induce the Refinancing Lenders to commit to provide the Refinancing Debt and the Administrative Agent and the Refinancing Lenders to enter into this Second Amendment, the Borrower represents and warrants, as of the Second Amendment Effective Date, that:  (a) each Loan Party party hereto or thereto has all requisite power and authority to enter into the Second Amendment and the other Loan Documents required to be delivered hereunder (collectively, the “Second Amendment Documents”) to which it is a party and to carry out the transactions contemplated thereby; (b) the execution, delivery and performance of each of the Second Amendment Documents have been duly authorized by all necessary action on the part of each Loan Party that is a party thereto and on the part of the respective shareholders, members or other equity security holders of each Loan Party; (c) the execution, delivery and performance by the Loan Parties of the Second Amendment Documents to which they are parties and the consummation of the transactions contemplated thereby do not and shall not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority (other than any filings or reports required under the securities laws) except as otherwise set forth in the Second Amendment Documents and except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to the Collateral Agent for filing and/or recordation; (d) each Second Amendment Document has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights or by equitable principles relating to enforceability; and (e) no Default or Event of Default has occurred and is Continuing or would result from the Second Amendment or the incurrence of the Refinancing Debt.

ARTICLE VI
MISCELLANEOUS

Section 6.01  Headings.  Article and Section headings used herein are for convenience of reference only, are not part of this Second Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Second Amendment.

Section 6.02  Execution in Counterparts.  This Second Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Second Amendment.

Section 6.03  Successors and Assigns.  The provisions of this Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 6.04  Governing Law; Jurisdiction, Etc.

(a)                     Governing Law.  THIS SECOND AMENDMENT AND THE OTHER SECOND AMENDMENT DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT OR ANY OTHER SECOND AMENDMENT DOCUMENT (EXCEPT, AS TO ANY OTHER SECOND AMENDMENT

DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION.

(b)                     Submission to Jurisdiction.  THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS SECOND AMENDMENT AND THE OTHER SECOND AMENDMENT DOCUMENTS TO WHICH IT IS A PARTY OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS SECOND AMENDMENT OR ANY OTHER SECOND AMENDMENT DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SECOND AMENDMENT OR ANY OTHER SECOND AMENDMENT DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)                      Waiver of Venue.  THE BORROWER AND EACH OTHER LOAN PARTY PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT OR ANY SECOND AMENDMENT DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)                     Service of Process.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT.  NOTHING IN THIS SECOND AMENDMENT OR ANY OTHER SECOND AMENDMENT DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 6.05  Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY

OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT OR ANY OTHER SECOND AMENDMENT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECOND AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 6.06  Fees and Expenses.  The Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its affiliates (including the reasonable and invoiced fees, charges and disbursements of Fried Frank, as U.S. counsel for the Administrative Agent, and Arendt, as Luxembourg counsel to the Administrative Agent) in connection with the preparation, negotiation, execution, delivery, administration and enforcement of this Second Amendment and the other documents and instruments referred to herein or contemplated hereby.

Section 6.07  Loan Document Pursuant to Credit Agreement.  This Second Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the effectiveness hereof, the Amended Credit Agreement).

Section 6.08  Refinancing Amendment Pursuant to Credit Agreement.  This Second Amendment, except for Article III hereof, shall constitute a Refinancing Amendment for all purposes of the Amended Credit Agreement and the other Loan Documents.

Section 6.09  Cashless Rollover of Certain Loans.  It is understood and agreed that (i) simultaneously with the making of each Term Loan by each Rollover Lender pursuant to Section 2.01 of the Amended Credit Agreement, the Original Term Loan of such Rollover Lender in the aggregate principal amount set forth on the signature page of such Rollover Lender to this Second Amendment shall be deemed to be extinguished, repaid and no longer outstanding, and such Rollover Lender shall thereafter hold a Term Loan in such aggregate principal amount so set forth on such signature page and (ii) each Rollover Lender shall not receive any prepayment being made to other Lenders holding Original Term Loans from the proceeds of the Term Loans to the extent of the principal amount listed on such Rollover Lender’s signature page to this Second Amendment.

Section 6.10  Repricing Lead Arrangers.  The Borrower and the Refinancing Lenders agree that (i)  each of Bank of America, N.A. or its designated affiliate, Barclays Bank PLC or its designated affiliate (“Barclays”), Citigroup Global Markets Inc. or its designated affiliate (“Citi”), J.P. Morgan Securities LLC or its designated affiliate (“JPM”) and, in each case, any respective successors thereto (collectively, in such capacity, the “Repricing Lead Arrangers”) shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the Lead Arrangers and, in the case of Barclays, Citi and JPM, the Co-Syndication Agents pursuant to Article IX and Section 10.04 of the Amended Credit Agreement and (ii) except as otherwise agreed to in writing by the Borrower and the Repricing Lead Arrangers, the Repricing Lead Arrangers shall have no duties, responsibilities or liabilities with respect to this First Amendment, the Amended Credit Agreement or any other Loan Document.

[Signature Pages Follow]

IN WITNESS WHEREOF, the signatories hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:	ALTISOURCE SOLUTIONS S.À R.L.

	By:	/s/ William B. Shepro
		Name:	William B. Shepro
		Title:	Manager

HOLDINGS:	ALTISOURCE PORTFOLIO SOLUTIONS S.A.

	By:	/s/ William B. Shepro
		Name:	William B. Shepro
		Title:	Chief Executive Officer

[Altisource — Second Amendment]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Rosanne Parsill
		Name:	Rosanne Parsill
		Title:	Vice President

[Altisource — Second Amendment]

ROLLOVER LENDERS:	BANK OF AMERICA, N.A., as Administrative Agent, for and on behalf of the Rollover Lenders who have delivered a signature page hereto pursuant to Section 2.01 of the Credit Agreement

	By:	/s/ Rosanne Parsill
		Name:	Rosanne Parsill
		Title:	Vice President

[Altisource — Second Amendment]

ADDITIONAL REFINANCING LENDERS:	BANK OF AMERICA, N.A., as an Additional Refinancing Lender

	By:	/s/ Garrett P. Carpenter
		Name:	Garrett P. Carpenter
		Title:	Managing Director

Aggregate Principal Amount of Term B Loan Commitment:

$43,388,810.85

[Altisource — Second Amendment]

CONSENTING LENDERS:	BANK OF AMERICA, N.A., as Administrative Agent, for and on behalf of the Lenders who have consented to the Specified Amendments as provided in Section 10.01 of the Credit Agreement

	By:	/s/ Rosanne Parsill
		Name:	Rosanne Parsill
		Title:	Vice President

[Altisource — Second Amendment]

Exhibit A

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:                      , 20

Bank of America, N.A.

as Administrative Agent

for the Secured Parties, I.S.A.O.A., A.T.I.M.A.

Attn:  MAC Legal Collateral Administration

Mail Code TX1-492-14-06

901 Main Street

Dallas, TX 75202

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of November 27, 2012 (as amended, modified or supplemented from time to time, including by that certain Amendment No. 1 to Credit Agreement dated May 7, 2013 and that certain Amendment No. 2 to Credit Agreement dated December 9, 2013, the “Credit Agreement”; the terms defined therein being used herein as therein defined) among ALTISOURCE PORTFOLIO SOLUTIONS S.A., a public limited liability company (société anonyme) organized and established under the laws of the Grand Duchy of Luxembourg, having its registered office at 291, route d’Arlon, L-1150 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies register under number B 72391 (“Holdings”), ALTISOURCE SOLUTIONS S.À R.L., private limited liability company (société à responsabilité limitée) organized and established under the laws of the Grand Duchy of Luxembourg, having its registered office at 291, route d’Arlon, L-1150 Luxembourg, Grand Duchy of Luxembourg, having a share capital of USD 21,463,001 and registered with the Luxembourg Trade and Companies register under number B 147268 (the “Borrower”), the Lenders party thereto from time to time and BANK OF AMERICA, N.A. (“BofA”), as Administrative Agent and Collateral Agent.

The undersigned Authorized Officer of the Borrower hereby certifies, solely in his or her capacity as an Authorized Officer of the Borrower and not in his or her individual capacity, as of the date hereof that he/she is the [•] of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

Attached hereto as Schedule 1 are the year-end audited Consolidated financial statements required by Section 6.01(b) of the Credit Agreement for the Fiscal Year of Holdings and its Consolidated Subsidiaries ended as of the above date [(together with reconciliation statements eliminating the financial information pertaining to Unrestricted Subsidiaries)](1), setting forth in comparative form the corresponding figures for the previous Fiscal Year and the corresponding figures from the Financial Model for the Fiscal Year covered by such financial statements, in reasonable detail, together with a Financial Officer Certification and a Narrative Report with respect thereto, and together with the report and opinion of its independent certified public accountants required by Section 6.01(b) of the Credit Agreement.

(1)  Insert if applicable

[Use following paragraph 1 for interim financial statements]

Attached hereto as Schedule 1 are the unaudited Consolidated financial statements required by Section 6.01(a) of the Credit Agreement for the Fiscal Quarter of Holdings and its Subsidiaries ended as of the above date [(together with reconciliation statements eliminating the financial information pertaining to Unrestricted Subsidiaries)](2), setting forth in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Model for the current Fiscal Year in reasonable detail, together with a Financial Officer Certification and a Narrative Report with respect thereto.  Such financial statements fairly present, in all material respects, the consolidated financial condition, results of operations and cash flows of Holdings and its Subsidiaries on a Consolidated basis in accordance with GAAP as at such date and for such period, subject to changes resulting from audit and normal year-end audit adjustments.

The undersigned has reviewed and is generally familiar with the terms of the Credit Agreement and has made, or has caused to be made under his/her supervision, a review of the transactions and financial condition of Holdings and its Subsidiaries during the accounting period covered by the attached financial statements.

A review of the activities of Holdings and its Subsidiaries during such fiscal period has been made under the supervision of the undersigned and

[select one:]

[to the best knowledge of the undersigned, no Default or Event of Default has occurred and is continuing.]

—or—

[the following is a list of each Default or Event of Default that has occurred and is continuing and its nature and status:]

The information and calculations of the Total Leverage Ratio[, the] [and the] Senior Secured Leverage Ratio [and Consolidated Excess Cash Flow](3) set forth on Schedule 2 attached hereto are true and accurate in all material respects.

(2)  Insert if applicable

(3)  Include with year-end audited Consolidated financial statements required by Section 6.01(b) of the Credit Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of the date first set forth above.

ALTISOURCE SOLUTIONS S.À R.L.

By:
Name:
Title:

For the Quarter/Year ended                                        (“Statement Date”)

SCHEDULE 1
to the Compliance Certificate

For the Quarter/Year ended

SCHEDULE 2
to the Compliance Certificate
($ in 000s)

Consolidated Adjusted EBITDA for four consecutive fiscal quarters ending on, or most recently preceding, the Statement Date (“Measurement Period”):(4)

A.	Consolidated Net Income (“Consolidated Adjusted EBITDA” — clause (i)):	$

B.	Permitted add backs (without duplication and in each case only to the extent deducted in determining Consolidated Net Income):

	1. Consolidated Interest Expense (“Consolidated Adjusted EBITDA” — clause (i)(a)):	$

	2. Provisions for taxes based on income (“Consolidated Adjusted EBITDA” — clause (i)(b)):	$

	3. Total depreciation expense (“Consolidated Adjusted EBITDA” — clause (i)(c))	$

	4. Total amortization expense (“Consolidated Adjusted EBITDA” — clause (i)(d)):	$

5.              Other non-cash charges reducing Consolidated Net Income (including, without limitation, any non-cash losses recorded on the repurchase or extinguishment of debt) (“Consolidated Adjusted EBITDA” — clause (i)(e)):

$

	6. Any extraordinary non-cash charges or losses determined in accordance with GAAP (“Consolidated Adjusted EBITDA” — clause (i)(f)):	$

7.              Any aggregate net loss on or of Permitted Spin-Offs or on the sale, lease, transfer or other disposition of property outside the ordinary course of business or the discontinuance of any operations or business line (“Consolidated Adjusted EBITDA” — clause (i)(g)):

$

(4)                                 Consolidated Adjusted EBITDA is computed for the four quarters comprising the applicable Measurement Period treated as if they were a single accounting period and calculated after giving effect to the adjustments set forth in Section 7.07 of the Credit Agreement .

8.              Any restructuring charges relating to head count reduction and the closure of facilities attributable to Permitted Acquisitions incurred during the 12 months preceding the last day of the Measurement Period; provided that (1) such charges are factually supportable and have been realized, (2) either (A) the addition of such charges shall not be inconsistent with Regulation G and Article 11 of Regulation S-X promulgated under the Securities Act and the Exchange Act and as interpreted by the staff of the SEC or (B) if such charges do not meet the requirements of the preceding clause (A), then the addition of such charges, when aggregated with the add-back pursuant to Line B.9 below, shall not exceed 7.5% of Consolidated Adjusted EBITDA (without giving effect to any adjustments pursuant to this Line B.8 and Line B.9 below) in the Measurement Period and (3) the Borrower shall provide the Administrative Agent with a reasonably detailed list of such charges together with this Compliance Certificate being delivered for the Measurement Period (“Consolidated Adjusted EBITDA” — clause (i)(h)):

$

9.              Any synergies, operating expense reductions or other cost savings attributable to Permitted Acquisitions; provided that (1) such cost savings are factually supportable and are reasonably expected to be realized within 12 months following such Permitted Acquisition, (2) either (A) the addition of such synergies, operating expense reductions or other cost savings shall not be inconsistent with Regulation G and Article 11 of Regulation S-X promulgated under the Securities Act and the Exchange Act and as interpreted by the staff of the SEC or (B) if such synergies, operating expense reductions or such other cost savings do not meet the requirements of the preceding clause (A), then the addition of such synergies, operating expense reductions or other cost savings, when aggregated with the addition of charges pursuant to Line B.8 above, shall not exceed 7.5% of Consolidated Adjusted EBITDA (without giving effect to any adjustments pursuant to this Line B.9 and Line B.8 above) in the Measurement Period and (3) the Borrower shall provide the Administrative Agent with a reasonably detailed list of such synergies, operating expense reductions or such other cost savings together with this Compliance Certificate being delivered for the Measurement Period (“Consolidated Adjusted EBITDA” — clause (i)(i)):

$

10.       Costs, fees and expenses incurred in connection with the Spinoff, the Transactions, the First Amendment (including without limitation the incurrence of First Amendment Incremental Term Loans on the First Amendment Effective Date and the use of proceeds thereof and the payment of fees and expenses in connection therewith), the Second Amendment (including without limitation the incurrence of Refinancing Debt on the Second Amendment Effective Date and the use of proceeds thereof and the payment of fees and expenses in connection therewith), the incurrence of a Permitted Revolving Credit Facility, Permitted Acquisitions and Permitted Spin-Offs, Permitted Acquisitions and Permitted Spin-Offs, (“Consolidated Adjusted EBITDA” — clause (i)(j)):

$

11.       Non-cash expenses resulting from the grant or periodic remeasurements of stock options or other equity-related incentives (including, any non-cash expenses related to any stock option or other equity-related incentives resulting from the acceleration of vesting in the event of a change of control) to any director, officer, employee, former employee or consultant of any Loan Party (“Consolidated Adjusted EBITDA” — clause (i)(k)):

$

	12. Impairment or write-off of goodwill and other intangible assets (“Consolidated Adjusted EBITDA” — clause (i)(l)):	$

	13. Total Permitted add backs (sum of Lines B.1 through B.12):	$

C.	Deductions (without duplication and in each case only to the extent increasing Consolidated Net Income):

	1. Any other non-cash gains for the Measurement Period (“Consolidated Adjusted EBITDA” — clause (ii)(a)):	$

	2. Any extraordinary non-cash gains determined in accordance with GAAP (“Consolidated Adjusted EBITDA” — clause (ii)(b)):	$

	3. Any non-cash gain recorded on the repurchase or extinguishment of debt (“Consolidated Adjusted EBITDA” — clause (ii)(c)):	$

	4. Total Deductions (sum of Lines C.1 through C.3):	$

D.	Consolidated Adjusted EBITDA (Line A plus Line B.13 minus Line C.4):	$

Total Leverage Ratio:(5)

A.	Consolidated Total Debt (“Total Leverage Ratio” — clause (i)):

1.              Aggregate stated balance sheet amount of all Indebtedness of Holdings and the Restricted Subsidiaries (or, if higher, the par value or stated face amount of all such Indebtedness) determined on a Consolidated basis in accordance with GAAP; provided that such amount shall not include Indebtedness in respect of any letter of credit, except to the extent of unreimbursed obligations in respect of drawn letters of credit (provided that any unreimbursed amount under commercial letters of credit shall be included in this calculation only upon the passage of three (3) Business Days after such amount is drawn (it being understood that any borrowing, whether automatic or otherwise, to fund such reimbursement shall be counted)):

$

	2. Cash and Cash Equivalents not subject to any Lien other than any Lien in favor of the Collateral Agent securing Obligations	$

	3. Consolidated Total Debt (Line A.1 minus Line A.2):	$

B.	Consolidated Adjusted EBITDA (Line D of “Consolidated Adjusted EBITDA” above):	$

C.	Total Leverage Ratio (Line A.3 divided by Line B):	$

(5)  Include for: (i) Permitted Acquisitions (clause (iv) of the definition of “Permitted Acquisition” in the Credit Agreement); (ii) Permitted Spin-Offs (definition of “Permitted Spin-Off” in the Credit Agreement); (iii) designation of one or more Unrestricted Subsidiaries (clause (i)(z) of the penultimate proviso of the definition of “Unrestricted Subsidiary” in the Credit Agreement); (iv) incurrence of Junior Indebtedness (Section 7.01(m) of the Credit Agreement); (v) making of Restricted Junior Payments (Section 7.04(ii) of the Credit Agreement); (vi) making Investments using the Available Amount (Section 7.06(i) of the Credit Agreement); and (vii) loans and advances to Ocwen to finance certain acquisitions by Ocwen (Section 7.06(m) of the Credit Agreement)

Senior Secured Leverage Ratio:(6)

A.	Consolidated Senior Secured Debt (“Senior Secured Leverage Ratio” — clause (i)):

	1. Consolidated Total Debt (Line A.3 of “Total Leverage Ratio” above) only to the extent it is secured by a Lien on the assets of Holdings or any Restricted Subsidiary	$

B.	Consolidated Adjusted EBITDA (Line D of “Consolidated Adjusted EBITDA” above):

C.	Senior Secured Leverage Ratio (Line A.1 divided by Line B):	$

(6)  Include for: (i) determining ECF Percentage (Section 2.08(b)(iv) of the Credit Agreement); (ii) incurrence of Incremental Loans (Section 2.12(c)(iv) of the Credit Agreement); and (iii) incurrence of Permitted Revolving Credit Facility (definition of “Permitted Revolving Credit Facility” in the Credit Agreement);.

Section 2.08(b)(iv) — Consolidated Excess Cash Flow for Measurement Period:(7)

A.	Consolidated Net Income (“Consolidated Excess Cash Flow” — clause (i)(a)):	$

B.

To the extent reducing Consolidated Net Income, non-cash charges, including for depreciation and amortization (excluding any such non-cash charge to the extent it represents an accrual or reserve for potential cash charge in any future period or amortization of a prepaid cash charge that was paid in a prior period) (“Consolidated Excess Cash Flow” — clause (i)(b)):

$

C.	Consolidated Working Capital Adjustment (“Consolidated Excess Cash Flow” — clause (i)(c)):

1. Consolidated Working Capital on first day of Measurement Period:

	a. Consolidated Working Capital Assets on the first day of Measurement Period:	$

	b. Consolidated Working Capital Liabilities on the first day of Measurement Period:	$

	c. Consolidated Working Capital on the first day of Measurement Period (Line C.1.a minus Line C.1.b):	$

2. Consolidated Working Capital on last day of Measurement Period:

	a. Consolidated Working Capital Assets on the last day of Measurement Period:(8)	$

	b. Consolidated Working Capital Liabilities on the last day of Measurement Period:(9)	$

	c. Consolidated Working Capital on the last day of Measurement Period (Line C.2.a minus Line C.2.b):	$

	3. Consolidated Working Capital Adjustment (amount by which Line C.1.c exceeds (or is less than) Line C.2.c):	$

D.	Deductions from Consolidated Excess Cash Flow: the aggregate amount of (“Consolidated Excess Cash Flow” — clause (ii)):

(7)  Include with year-end audited Consolidated financial statements required by Section 6.01(b) of the Credit Agreement.

(8)  Exclude (a) the effect of reclassification during the Measurement Period of assets included in Consolidated Working Capital Assets and (b) the effect of any Permitted Acquisition during the Measurement Period (except to the extent that the amount (which may be a negative number) by which the Consolidated Working Capital acquired in such Permitted Acquisition as at the time of such acquisition exceeds (or is less than) Consolidated Working Capital with respect to such Permitted Acquisition at the end of such period).

(9)  Exclude (a) the effect of reclassification during the Measurement Period of liabilities included in Consolidated Working Capital Liabilities and (b) the effect of any Permitted Acquisition during the Measurement Period (except to the extent that the amount (which may be a negative number) by which the Consolidated Working Capital acquired in such Permitted Acquisition as at the time of such acquisition exceeds (or is less than) Consolidated Working Capital with respect to such Permitted Acquisition at the end of such period).

1.              Scheduled and other mandatory repayments, without duplication, of Indebtedness for borrowed money (excluding repayments of any revolving credit facility that are not included in Consolidated Working Capital Liabilities except to the extent the commitments with respect thereto are permanently reduced in connection with such repayments) and scheduled repayments of obligations under Capital Leases (excluding any interest expense portion thereof) (“Consolidated Excess Cash Flow” — clause (ii)((a))(1)):

$

2.              Consolidated Capital Expenditures (other than Consolidated Capital Expenditures that are financed with the proceeds of any issuance or incurrence of Indebtedness or any capital contributions or net cash proceeds of equity issuances received or made by Holdings or the Borrower) (“Consolidated Excess Cash Flow” — clause (ii)(a)(2)):

$

3.              Acquisition Consideration and all consideration paid in connection with Permitted Acquisitions and other Investments permitted to be made under Section 7.06 of the Credit Agreement (other than (x) the transactions referred to in the proviso to the second sentence of Section 6.12 of the Credit Agreement consummated prior to the First Amendment Effective Date, (y) the Permitted ResCap Transaction and (z) other Permitted Acquisitions or other Investments that are, in the case of this clause (z), financed with the Available Amount or with the proceeds of any issuance or incurrence of Indebtedness or any capital contributions or net cash proceeds of equity issuances received or made by Holdings or the Borrower, without duplication) (“Consolidated Excess Cash Flow” — clause (ii)(a)(3)):

4.              Other non cash gains increasing Consolidated Net Income for the Measurement Period (excluding any such non cash gain to the extent it represents the reversal of an accrual or reserve for potential cash gain in any prior period) (“Consolidated Excess Cash Flow” — clause (ii)(b)):

$

	5. Total Deductions (sum of Lines D.1, D.2, D.3 and D.4):	$

E.	Consolidated Excess Cash Flow ((sum, without duplication, of Lines A, B and C.3) minus Line D.5)(10):	$

F.

ECF Percentage (50% if the Senior Secured Leverage Ratio is greater than 3.50 to 1.00 for the Fiscal Year; 25% if the Senior Secured Leverage Ratio is 3.50 to 1.00 or less but greater than 2.75 to 1.00 for the Fiscal Year; 0% if the Senior Secured Leverage Ratio is equal to or less than 2.75 to 1.00 for the Fiscal Year):

%

G.	Amount after application of ECF Percentage (product of Line E and F):	$

H.

Aggregate amount of voluntary prepayments made during the Measurement Period or after the end of the Measurement Period and prior to the time of prepayment (and, for the Fiscal Year ending on December 31, 2013, after the initial Borrowing Date and prior to the beginning of such Fiscal Year) (Section 2.08(b)(iv)(ii))

$

(10)  Must be greater than zero.

I.	Amount to be Prepaid (Line G minus Line H)	$

Exhibit B

FORM OF ACKNOWLEDGEMENT AND AGREEMENT

Each Loan Party listed below hereby acknowledges that it has reviewed the Amendment No. 2 to Credit Agreement dated as of December 9, 2013 to which this Acknowledgement and Agreement is attached as an exhibit (the “Second Amendment”) and hereby consents to the execution, delivery and performance thereof by the Borrower.  Each Loan Party hereby confirms its obligation under each Loan Document to which it is a party and agrees that, after giving effect to the Second Amendment, neither the modification of the Credit Agreement or any other Loan Document effected pursuant to the Second Amendment, nor the execution, delivery, performance or effectiveness of the Second Amendment or any other Loan Document impairs the validity or effectiveness of any Loan Document to which it is a party or impairs the validity, effectiveness or priority of the Liens granted pursuant to any other Loan Document to which it is a party or by which it is otherwise bound.

THIS ACKNOWLEDGEMENT AND AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS ACKNOWLEDGEMENT AND AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION.

[Signature Pages Follow]

ALTISOURCE FULFILLMENT OPERATIONS, INC.

By:	/s/ Jeffrey R. McGuiness
Name: Jeffrey R. McGuiness
Title: President

ALTISOURCE HOLDINGS, LLC

By:	/s/ William B. Shepro
Name: William B. Shepro
Title: Manager

ALTISOURCE PORTFOLIO SOLUTIONS, INC.

By:	/s/ Mark J. Hynes
Name: Mark J. Hynes
Title: President

ALTISOURCE SINGLE FAMILY, INC.

By:	/s/ Jason C. Kirkley
Name: Jason C. Kirkley
Title: President

ALTISOURCE SOLUTIONS, INC.

By:	/s/ Mark J. Hynes
Name: Mark J. Hynes
Title: President

ALTISOURCE US DATA, INC.

By:	/s/ Mark J. Hynes
Name: Mark J. Hynes
Title: President

[Altisource – Second Amendment – Acknowledgment and Agreement]

BELTLINE ROAD INSURANCE AGENCY, INC.

By:	/s/ Peter S. Oglesby
Name: Peter S. Oglesby
Title: President

EQUATOR, LLC

By:	/s/ William B. Shepro
Name: William B. Shepro
Title: Manager

NATIONWIDE CREDIT, INC.

By:	/s/ Arindam Bose
Name: Arindam Bose
Title: President and Treasurer

PORTFOLIO MANAGEMENT OUTSOURCING SOLUTIONS, LLC

By:	/s/ William B. Shepro
Name: William B. Shepro
Title: Manager

POWER DEFAULT SERVICES, INC.

By:	/s/ Daniel L. Feinstein
Name: Daniel L. Feinstein
Title: President

PREMIUM TITLE AGENCY, INC.

By:	/s/ James A. Weld
Name: James A. Weld
Title: President

[Altisource – Second Amendment – Acknowledgment and Agreement]

PREMIUM TITLE OF CALIFORNIA, INC.

By:	/s/ James A. Weld
Name: James A. Weld
Title: President

PREMIUM TITLE SERVICES, INC.

By:	/s/ James A. Weld
Name: James A. Weld
Title: President

PTS — TEXAS TITLE, INC.

By:	/s/ James A. Weld
Name: James A. Weld
Title: President

REALHOME SERVICES AND SOLUTIONS, INC.

By:	/s/ Christian D. Webb
Name: Christian D. Webb
Title: President

SPRINGHOUSE, LLC

By:	/s/ J. Kevin Raney
Name: J. Kevin Raney
Title: President

THE MORTGAGE PARTNERSHIP OF AMERICA, L.L.C.

By:	/s/ William B. Shepro
Name: William B. Shepro
Title: Manager

[Altisource – Second Amendment – Acknowledgment and Agreement]

WESTERN PROGRESSIVE TRUSTEE, LLC

By:	/s/ William B. Shepro
Name: William B. Shepro
Title: Manager

[Altisource – Second Amendment – Acknowledgment and Agreement]